SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 23 – SUBSEQUENT EVENTS

Because of the outbreak of coronavirus in China from January, the Company has closed all plasma collection stations since late January, and most plasma collection stations were approved by local government to commence collection operation as of the date of this report. Due to the mechanism of the Company’s production cycle, the impact of the reduced collection volume of raw material, plasma, would be reflected in the second half year of 2020 or in the next year. However, the outbreak has a positive impact on the sales of certain plasma products.

The Company will continue to monitor and modify the operating strategies. Given the dynamic nature of these circumstances, the reduced collection volume of plasma, the increased sales volume of certain plasma products and related financial impact cannot be reasonably estimated at this time.